Income Taxes	12 Months Ended
Dec. 31, 2020
Surrozen Inc [Member]
Income Taxes
Note 10. Income Taxes
No provision for income taxes was recorded for the years ended December 31, 2020 and 2019. The Company has incurred net operating losses for all the periods presented. The Company accounts for income taxes in accordance with the asset and liability method, which requires that the tax benefit of net operating losses, temporary differences and credit carryforwards be recorded as an asset to the extent that management assesses that realization is “more likely than not.” Realization of the future tax benefits is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. Because of the Company’s recent history of operating losses, management believes that recognition of the deferred tax assets arising from the above-mentioned future tax benefits is not likely to be realized and, accordingly, has provided a full valuation allowance.
Significant components of the Company’s net deferred tax assets consist of the following (in thousands):

	December 31,
	2020	2019
Deferred tax assets
Net operating loss carryforwards	$22,585	$13,830
Lease liabilities	2,487	2,749
Research and development credits	2,166	1,508
Accrual and reserves	457	319
Capitalized intangible costs	156	171
Stock-based compensation	2	3
Other	5	—

Gross deferred tax assets	27,858	18,580
Less valuation allowance	(25,941)	(16,339)

Deferred tax assets, net of valuation allowance	1,917	2,241
Deferred tax liabilities
Right-of-use assets	(1,555)	(1,675)
Fixed assets	(340)	(552)
Other	(22)	(14)

Gross deferred tax liabilities	(1,917)	(2,241)

Total net deferred tax assets	$—	$—

The net valuation allowance increased by $9.6 million and $7.0 million for the years ended December 31, 2020 and 2019, respectively.
As of December 31, 2020, the Company had net operating loss (“NOL”) carryforwards of approximately $80.8 million and $80.6 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. NOL carryforwards generated after 2018 for federal tax reporting purposes of $68.3 million have an indefinite carryforward period. The remaining federal and state net operating loss carryforwards begin expiring in 2036.

As of December 31, 2020, the Company had research and development credit carryforwards of approximately $1.5 million and $1.9 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. The federal credit carryforwards begin expiring in 2036 and the state credits carry forward indefinitely.
Federal and state laws impose substantial restrictions on the utilization of net operating loss and tax credit carryforwards in the event of an ownership change for tax purposes, as defined in Section 382 of the Internal Revenue Code. As a result of such ownership changes, the Company’s ability to realize the potential future benefit of tax losses and tax credits that existed at the time of the ownership change may be limited and may expire unutilized. Such impairment of tax losses and tax credits would reduce the deferred tax asset and corresponding valuation allowance, as a result of the limitation. The Company has not conducted a study to assess whether a limitation would apply under Section 382. The Company plans to conduct a Section 382 study when it begins generating taxable income and starts utilizing the above-mentioned tax loss and tax credit carryforwards.
The Company recognizes uncertain income tax positions at the largest amount that is more likely than not to be sustained upon audit by the relevant taxing authority. An uncertain income tax position will not be recognized if it has less than a 50% likelihood of being sustained. The unrecognized tax benefits, if recognized, would not have an impact on the Company’s effective tax rate assuming the Company continues to maintain a full valuation allowance position. The Company does not expect its unrecognized tax benefits to change significantly over the next 12 months.
A reconciliation of the Company’s unrecognized tax benefits is as follows (in thousands):

	December 31,
	2020	2019
Balance at beginning of the year	$673	$188
Additions based on tax positions related to current year	248	263
Additions based on tax positions of prior year	—	222

Balance at end of the year	$921	$673

The Company files income tax returns in the U.S. federal jurisdiction and California. As of the date these financial statements were issued, the Company is not under examination by any income tax authority. The statute of limitations remains effectively open for all tax years from inception in 2015 through 2020. Tax years outside the normal statute of limitations remain open to examination by tax authorities due to tax attributes generated in earlier years, which have been carried forward and may be examined and adjusted in subsequent years when utilized.
A reconciliation of the statutory U.S. federal tax rate to the Company’s effective tax rate is as follows:

	December 31,
	2020	2019
Statutory rate	21.00%	21.00%
State tax	7.96	8.46
Tax credits	0.84	0.98
Change in valuation allowance	(29.43)	(28.78)
Other	(0.37)	(1.66)

Total	0.00%	0.00%

On March 27, 2020, the Coronavirus Aid, Relief and Economic Securities Act (“CARES Act”) was enacted and signed into law in response to the COVID-19 pandemic. The CARES Act, among other things, permits NOL carryovers and carrybacks to offset 100% of taxable income for taxable years beginning before 2021. In addition, the CARES Act allows NOLs incurred in 2018, 2019 and 2020 to be carried back to each of the five preceding taxable years to generate a refund of previously paid income taxes. Other provisions include increased limits on the deduction of interest expense from 30% to 50% of adjusted taxable income for tax years beginning in 2019 and 2020, increased limits on 2020 charitable contribution deductions from 10% to 25% of taxable income and accelerated refunds of alternative minimum tax credits. The provisions of the CARES Act did not have a material impact for the year ended December 31, 2020.
On December 21, 2020, the Consolidated Appropriations Act, 2021 (the “Appropriations Act”) was signed into law which expanded and extended some of CARES Act provisions, including the expansion of the employee retention credits. The Company will claim employee retention credits of $0.3 million for the 2020 tax year and will file amended payroll tax returns to claim the employee retention credits. The Company will recognize the benefit of those credits as the refunds are received.